Exhibit 10.1

2017 Incentive Compensation Bonus Plan
			Named Executive Goal Level					CEO Goal Level
Metric			($ in millions)					($ in millions)
#	Metric Description	Weight	1	2	3	4	5	1	2	3	4	5

1	Pre-tax net income*	30%	$ 6.600	$ 7.100	$ 7.600	$ 8.100	$ 8.600	$ 6.600	$ 7.100	$ 7.600	$ 8.100	$ 8.600
	% of base pay to be earned in cash		0.0%	1.88%	3.75%	5.63%	7.50%	0.0%	3.75%	7.50%	11.25%	15.00%
	% of base pay to be earned in equity		0.0%	1.88%	3.75%	5.63%	7.50%	0.0%	1.88%	3.75%	5.63%	7.50%
2	Loan growth	20%	$ 650.000	$ 665.000	$ 675.000	$ 685.000	$ 700.000	$ 650.000	$ 665.000	$ 675.000	$ 685.000	$ 700.000
	% of base pay to be earned in cash		0.0%	1.25%	2.50%	3.75%	5.00%	0.0%	2.50%	5.00%	7.50%	10.00%
	% of base pay to be earned in equity		0.0%	1.25%	2.50%	3.75%	5.00%	0.0%	1.25%	2.50%	3.75%	5.00%
3	Non-interest expense*	15%	$ 30.200	$ 29.450	$ 28.700	$ 27.950	$ 27.200	$ 30.200	$ 29.450	$ 28.700	$ 27.950	$ 27.200
	% of base pay to be earned in cash		0.0%	0.94%	1.88%	2.81%	3.75%	0.0%	1.88%	3.75%	5.63%	7.50%
	% of base pay to be earned in equity		0.0%	0.94%	1.88%	2.81%	3.75%	0.0%	0.94%	1.88%	2.81%	3.75%
4	Core deposits**	20%	$ 407.000	$ 420.000	$ 432.000	$ 452.000	$ 472.000	$ 407.000	$ 420.000	$ 432.000	$ 452.000	$ 472.000
	% of base pay to be earned in cash		0.0%	1.25%	2.50%	3.75%	5.00%	0.0%	2.50%	5.00%	7.50%	10.00%
	% of base pay to be earned in equity		0.0%	1.25%	2.50%	3.75%	5.00%	0.0%	1.25%	2.50%	3.75%	5.00%
5	Asset quality***	15%	35%	30%	25%	20%	15%	35%	30%	25%	20%	15%
	% of base pay to be earned in cash		0.0%	0.94%	1.88%	2.81%	3.75%	0.0%	1.88%	3.75%	5.63%	7.50%
	% of base pay to be earned in equity		0.0%	0.94%	1.88%	2.81%	3.75%	0.0%	0.94%	1.88%	2.81%	3.75%
	Max Cash Award as % of Salary		0.00%	6.25%	12.50%	18.75%	25.00%	0.00%	12.50%	25.00%	37.50%	50.00%

	Max Equity Award as % of Salary		0.00%	6.25%	12.50%	18.75%	25.00%	0.00%	6.25%	12.50%	18.75%	25.00%

Plan is based on 5 key performance metrics at bank level – no points earned for first column of achievement.

Up to 50% of base pay may be earned in cash bonus and up to 25% of base pay may be earned in share-based compensation for CEO; 25% for other named executive officers.

*Excludes gain on sale of securities, OTTI charges, and other non-recurring items as determined at the Compensation Committee’s discretion.

**Total Deposits excluding CD and IRA CD

***Classified assets to capital (substandard loans + OREO)/(Tier 1 equity capital + ALLL)